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                                                                 Exhibit 23.1(b)

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 29, 1999, with respect to the financial statements of Chicago Miniature Lamp (Canada), Inc. included in Amendment No. 2 to the Registration Statement (Form S-1) and related Prospectus of SLI, Inc. for the registration of 7,500,000 shares of its common stock.

                                          Hards Pearson

Barrie, Canada
May 28, 1999